SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 25, 2004
                        _________________________________
                        (Date of earliest event reported)

                         Tumbleweed Communications Corp.
             ______________________________________________________
             (Exact name of Registrant as specified in its charter)

         Delaware                   000-26223                94-3336053
___________________________ __________________________ _______________________
(State of Incorporation)       (Commission File No.)        (IRS Employer
                                                          Identification No.)


                                700 SAGINAW DRIVE
                         REDWOOD CITY, CALIFORNIA 94063
          ____________________________________________________________
          (Address of principal executive offices, including zip code)

                                 (650) 216-2000
              ____________________________________________________
              (Registrant's telephone number, including area code)


          _____________________________________________________________
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On February 13, 2004, Tumbleweed Communications Corp., a Delaware corporation (the "Registrant") announced its 2004 Analyst Meeting, which took place on February 25, 2004 and was available to the public through a live webcast. A copy of the presentation materials from the conference is attached as
Exhibit 99.1 hereto.

         The pro forma financial information included in the presentation materials was not prepared in accordance with generally accepted accounting principals ("GAAP") as it excludes merger-related and other costs, amortization of intangible assets, impairment of goodwill and investments, stock-based compensation and the cumulative effect of change in accounting principle. Management believes that the presentation of non-GAAP pro forma information may provide useful information to investors because Tumbleweed has historically provided this information and understands that some investors consider it useful in evaluating Tumbleweed's expenses. Management also uses this pro forma information, along with GAAP information, in evaluating Tumbleweed's expenses. The pro forma operating results are presented for informational purposes only as an alternative for understanding Tumbleweed's operating results. The pro forma results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from pro forma measures used by other companies. A reconciliation of the non-GAAP pro forma information to GAAP information is included in the press release attached as Exhibit 99.2 hereto, that was filed with the Commission on January 22, 2004.

ITEM 7.  EXHIBITS

         99.1 Presentation entitled "Secure Internet Messaging," presented at the Analyst Day meeting on February 25, 2004.

         99.2 Press Release of Registrant, dated January 22, 2004, entitled "Tumbleweed Achieves Profitability Goal in Fourth Quarter of 2003."

         SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                               Tumbleweed Communications Corp.



                                               By:   /s/ Bernard J. Cassidy
                                                     --------------------------
                                               Name:  Bernard J. Cassidy
                                               Title: Secretary
Date:  February 26, 2004

                                  EXHIBIT INDEX



          EXHIBIT NO.                   DESCRIPTION

             99.1 Presentation entitled "Secure Internet Messaging," presented at the Analyst Day meeting on February 25, 2004.

             99.2 Press Release of Registrant, dated January 22, 2004, entitled "Tumbleweed Achieves Profitability Goal in Fourth Quarter of 2003."